[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) INTERNATIONAL
                         GROWTH AND INCOME FUND

                         ANNUAL REPORT o MAY 31, 1999


              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the 12 months ended May 31, 1999, Class A shares of the Fund provided a total return of -3.45%, Class B shares -3.89%, Class C shares -3.87%, and Class I shares -2.88%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned -1.23%. The Fund's returns also compare to returns of -1.58% for the Lipper International Funds Index (the Lipper Index) and 4.66% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index, an unmanaged index of international stocks. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends.

Q.  WHAT FACTORS HURT THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. The Fund's underweighting in Japan relative to the MSCI EAFE Index and our holdings in Europe hurt performance. We were underweighted in Japan because we could not find many companies that we thought had good earnings growth outlooks. However, for the past several months the Japanese stock market has performed very well, thanks in part to the Japanese government's dramatic cuts in short-term interest rates that have helped stimulate consumer and business demand.

    As for Europe, the establishment of European monetary union (EMU) and the common euro currency has not stimulated growth as quickly as we had hoped. The deficit-cutting measures that European countries took to meet the criteria for joining EMU, including major reductions in government spending, have slowed their economies more than investors had expected.

Q.  HAVE YOUR OUTLOOKS FOR JAPAN AND EUROPE CHANGED?

A. Not really. We will continue to be cautious on Japan until we see more concrete signs of its recovery. Lower interest rates have helped, but we feel fundamental reforms of the financial system are still needed. We are, however, maintaining positions in some Japanese companies, particularly those with global franchises, such as Canon, an electronic and photographic equipment manufacturer, and Takeda Chemical, a pharmaceutical company. These companies have production and distribution facilities around the world, so we feel they do not need a vibrant Japanese economy to be profitable.

    Meanwhile, we still like Europe. Because of this year's economic slowdown, the benefits of EMU are taking longer to develop than we expected. However, we believe the common currency will in time make European companies more competitive and profitable because they will have to cut costs and be more efficient if they want to gain market share across borders. We think some European companies in the portfolio already seem to be well on their way to achieving this goal, including Compass, a British food services company; Pinault-Printemps, a major French department store chain; and Mannesmann, a German metal-fabricating company that has become an increasingly prominent cellular phone company throughout Europe.

Q.  DO YOU HAVE ANY EMERGING MARKET HOLDINGS?

A. We have very little exposure to emerging markets. This Fund emphasizes high-quality companies producing steady earnings, and emerging market stocks tend to be quite volatile. We do own Korea Electric Power, a utility that has benefited from the rebound of the South Korean economy, and Panamerican Beverages, a Mexican bottling company with plants throughout Latin America. We think Panamerican should be able to capitalize on the region's emergence from recession.

Q.  HAVE ANY STOCKS PARTICULARLY HELPED PERFORMANCE?

A. Tyco International has performed well. The company has made several good acquisitions and, through consolidation and cost cutting, has gotten excellent value out of those acquisitions. We also like American International Group (AIG), a large multiline insurance company that we think will be one of the first U.S. financial services firms to benefit from the rebound of Asian markets. Other American financial services companies are just getting their feet wet in the Far East, but AIG has been involved in that region for several decades.

Q.  WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS FOR THE REST OF THE YEAR?

A. We think there will be some economic slowing in the second half of the year. Because of continued economic growth in the United States and renewed growth in emerging markets, bond investors have put upward pressure on interest rates to help compensate for the potential effects of inflation. We think higher interest rates could mean slower economic growth as well as reduced revenues for some companies in the portfolio. But, whatever happens, we will continue to select stocks based on companies' individual merits and long-term business outlooks; macroeconomic considerations will be secondary.

/s/ Frederick J. Simmons
    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------
FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND,
MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, AND THE GLOBAL TOTAL RETURN
SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH
MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL
BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER
SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

MR. SIMMONS JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R)
ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF
SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS BOTH CAPITAL APPRECIATION AND CURRENT INCOME BY
                         INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS
                         WHOSE PRINCIPAL ACTIVITIES ARE OUTSIDE THE UNITED
                         STATES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   OCTOBER 24, 1995

CLASS INCEPTION:         CLASS A  OCTOBER 24, 1995
                         CLASS B  OCTOBER 24, 1995
                         CLASS C  JULY 1, 1996
                         CLASS I  JANUARY 2, 1997

SIZE:                    $48.4 MILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through May 31, 1999)

                          MFS
                     International
                       Growth and                         Lipper
                      Income Fund        MSCI EAFE     International
                       -- Class A          Index        Funds Index
          ----------------------------------------------------------
          11/95          $ 9,525          $10,000         $10,000
           5/97           10,457           12,006          12,936
           5/98           12,733           13,376          14,908
           5/99           12,293           13,999          14,672

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A
                                     1 Year      3 Years    10 Years/Life*
----------------------------------------------------------------------------
Cumulative Total Return              -3.45%      +20.97%           +29.07%
----------------------------------------------------------------------------
Average Annual Total Return          -3.45%      + 6.55%           + 7.34%
----------------------------------------------------------------------------
SEC Results                          -8.04%      + 4.83%           + 5.90%
----------------------------------------------------------------------------

CLASS B
                                     1 Year      3 Years    10 Years/Life*
----------------------------------------------------------------------------
Cumulative Total Return              -3.89%      +19.27%           +26.87%
----------------------------------------------------------------------------
Average Annual Total Return          -3.89%      + 6.05%           + 6.83%
----------------------------------------------------------------------------
SEC Results                          -7.66%      + 5.15%           + 6.12%
----------------------------------------------------------------------------

CLASS C
                                     1 Year      3 Years    10 Years/Life*
----------------------------------------------------------------------------
Cumulative Total Return              -3.87%      +19.51%           +27.13%
----------------------------------------------------------------------------
Average Annual Total Return          -3.87%      + 6.12%           + 6.89%
----------------------------------------------------------------------------
SEC Results                          -4.81%      + 6.12%           + 6.89%
----------------------------------------------------------------------------

CLASS I
                                     1 Year      3 Years    10 Years/Life*
----------------------------------------------------------------------------
Cumulative Total Return              -2.88%      +21.99%           +30.16%
----------------------------------------------------------------------------
Average Annual Total Return          -2.88%      + 6.85%           + 7.59%
----------------------------------------------------------------------------

COMPARATIVE INDICES
                                     1 Year      3 Years    10 Years/Life*
----------------------------------------------------------------------------
Average international fund**         -1.23%      + 7.92%           + 9.57%
----------------------------------------------------------------------------
Lipper International Funds Index**   -1.58%      + 9.43%           +11.29%
----------------------------------------------------------------------------
MSCI EAFE Index+                     +4.66%      + 7.94%           + 9.84%
----------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1999. Index results are from November 1, 1995.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

               FINANCIAL SERVICES                     17.9%
               CONSUMER STAPLES                       14.3%
               TECHNOLOGY                             11.2%
               UTILITIES & COMMUNICATIONS             10.4%
               HEALTH CARE                             8.0%

TOP 10 STOCK HOLDINGS

CANON, INC.  3.5%                     TAKEDA CHEMICAL INDUSTRIES  2.3%
Japanese office equipment and         Japanese pharmaceutical company
imaging company
                                      TF1 - SOCIETE TELEVISION FRANCAISE 1  2.3%
MANNESMANN AG  3.5%                   French television company
German industrial and
telecommunications company            BP AMOCO PLC  2.2%
                                      British oil and petrochemical company
PINAULT-PRINTEMPS-REDOUTE S.A.  3.4%
French department store chain         WOLTERS KLUWER NV  2.2%
                                      Dutch publishing company
SEITA SA  2.9%
French tobacco company                CANADIAN NATIONAL RAILWAY  2.1%
                                      Railway/transportation company
QBE INSURANCE GROUP  2.5%
Australian commercial insurance company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- May 31, 1999

Stocks - 95.2%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 77.8%
  Australia - 3.3%
    Australia & New Zealand Banking Group Ltd.
     (Banks and Credit Cos.)*                              47,600  $   345,460
    QBE Insurance Group Ltd. (Insurance)*                 295,624    1,157,546
    Seven Network Ltd. (Entertainment)                     32,779       98,401
                                                                   -----------
                                                                   $ 1,601,407
------------------------------------------------------------------------------
  Austria - 0.8%
    Austria Tabak AG (Tobacco)                              5,833  $   372,115
------------------------------------------------------------------------------
  Bermuda - 1.7%
    Tyco International Ltd. (Manufacturing)                 9,556  $   834,956
------------------------------------------------------------------------------
  Canada - 2.0%
    Canadian National Railway Co. (Railroads)              15,433  $   987,712
------------------------------------------------------------------------------
  Finland - 0.8%
    Helsingin Puhelin Oyj (Telecommunications)              8,595  $   387,943
------------------------------------------------------------------------------
  France - 13.1%
    Castorama Dubois Investisse (Building Products)         2,400  $   585,412
    Pernod Ricard Co. (Beverages)                           4,900      326,896
    Pinault-Printemps-Redoute SA (Retail)                   9,117    1,551,931
    Seita SA (Tobacco)                                     21,712    1,316,085
    Synthelabo (Pharmaceuticals)*                          15,528      653,930
    Television Francaise (Broadcasting)                     4,352    1,043,400
    Total SA, ADR (Oils)*                                   5,542      337,023
    Union des Assurances Federales SA (Insurance)           4,319      517,744
                                                                   -----------
                                                                   $ 6,332,421
------------------------------------------------------------------------------
  Germany - 5.2%
    Henkel KGAA (Consumer Products)                         6,708  $   457,304
    Jefferson Smurfit Corp. (Containers)                  165,700      431,491
    Mannesmann AG (Machinery)                              11,808    1,612,434
                                                                   -----------
                                                                   $ 2,501,229
------------------------------------------------------------------------------
  Greece - 1.2%
    Hellenic Telecommunication Organization SA, GDR
      (Telecommunications)                                 26,916  $   583,027
------------------------------------------------------------------------------
  Hong Kong - 0.7%
    Dairy Farm International (Retail)                     286,000  $   337,480
------------------------------------------------------------------------------
  Ireland - 0.6%
    Allied Irish Bank PLC (Banks and Credit Cos.)          22,832  $   303,771
------------------------------------------------------------------------------
  Italy - 1.7%
    Sao Paolo Imi S.p.A. (Banks and Credit Cos.)           33,030  $   445,875
    Telecom Italia Mobile S.p.A. (Telecommunications)*     84,334      283,069
    Unione Immobiliare S.p.A. (Real Estate)               239,469      112,829
                                                                   -----------
                                                                   $   841,773
------------------------------------------------------------------------------
  Japan - 13.4%
    Canon, Inc. (Office Equipment)                         64,000  $ 1,615,627
    Fujitsu Ltd. (Computer Hardware - Systems)             28,000      468,134
    Hitachi Electronics Ltd. (Electronics)                 29,000      217,704
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                      5      273,547
    Olympus Optical Co. (Optical Equipment)                44,000      546,267
    Rohm Co. (Electronics)                                  6,000      786,128
    Secom Co. (Consumer Goods and Services)                 6,000      571,098
    Takeda Chemical Industries Co. (Pharmaceuticals)       24,000    1,066,711
    Terumo Corp. (Medical Equipment)                       34,000      802,020
    Ushio, Inc. (Electronics)                              13,000      129,978
                                                                   -----------
                                                                   $ 6,477,214
------------------------------------------------------------------------------
  Luxembourg - 1.0%
    HypoVereinsbank (Banks and Credit Cos.)                 8,700  $   469,768
------------------------------------------------------------------------------
  Mexico - 0.4%
    Panamerican Beverage (Beverages)                        7,400  $   171,588
------------------------------------------------------------------------------
  Netherlands - 10.1%
    Akzo Nobel N.V. (Chemicals)                            17,584  $   729,516
    Benckiser N.V., (Consumer Goods)                       13,391      723,064
    Equant N.V. Registered Shares (Computer Systems)*       1,800      149,288
    Hunter Douglas N.V., ADR (Consumer Goods)*             16,168      524,987
    IHC Caland N.V. (Marine Equipment)*                     9,025      355,139
    ING Groep N.V. (Financial Services)*                    5,302      283,249
    Koninklijke Ahold N.V., ADR (Food/Retail)              14,752      518,164
    Royal Dutch Petroleum Co., N.V., ADR (Oils)             7,077      400,293
    Unilever N.V. (Consumer Goods and Services)*            3,210      209,653
    Wolters Kluwer N.V. (Printing and Publishing)*         24,912    1,001,076
                                                                   -----------
                                                                   $ 4,894,429
------------------------------------------------------------------------------
  Portugal - 0.6%
    Electricidade de Portugal S.A.
     (Utilities - Electric)                                16,765  $   304,953
------------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Electric Power Corp. (Utilities - Electric)       6,240  $   191,053
------------------------------------------------------------------------------
  Spain - 3.2%
    Banco Popular Espanol S.A. (Banks and Credit Cos.)      4,500  $   328,825
    Repsol SA (Oils)*                                      13,200      238,868
    Telefonica de Espana SA (Utilities - Telephone)*       20,390      977,283
                                                                   -----------
                                                                   $ 1,544,976
------------------------------------------------------------------------------
  Sweden - 2.7%
    Ericsson LM, "B" (Telecommunication Equipment)         12,868  $   343,668
    Saab AB, "B" (Aerospace and Defense)                   67,696      547,511
    Skandia Forsakrings AB (Insurance)                     24,282      416,794
                                                                   -----------
                                                                   $ 1,307,973
------------------------------------------------------------------------------
  Switzerland - 3.2%
    Clariant AG (Chemicals)                                   311  $   140,846
    Nestle AG, Registered Shares (Food and Beverage
      Products)                                               388      697,029
    UBS AG (Banks and Credit Cos.)                          2,387      690,480
                                                                   -----------
                                                                   $ 1,528,355
------------------------------------------------------------------------------
  United Kingdom - 11.7%
    Allied Zurich (Insurance)                              22,312  $   284,342
    AstraZeneca Group PLC (Medical and Health Products)     6,541      257,280
    Avis Europe PLC (Auto Rental)##                       112,857      500,807
    BP Amoco PLC, ADR (Oils)                                9,657    1,034,506
    British Aerospace PLC (Aerospace and Defense)*         71,701      473,244
    Cable & Wireless Communications PLC
      (Telecommunications)                                 28,793      273,529
    Compass Group PLC (Food and Catering)                  95,960      973,097
    Lloyds TSB Group PLC (Banks and Credit Cos.)           37,233      496,862
    Rentokil Initial (Office Services)                     43,965      178,897
    Reuters Group PLC (Business Services)                  33,605      461,906
    Williams PLC (Diversified Operations)                 121,368      711,619
                                                                   -----------
                                                                   $ 5,646,089
------------------------------------------------------------------------------
Total Foreign Stocks                                               $37,620,232
------------------------------------------------------------------------------
U.S. Stocks - 17.4%
    Allstate Corp. (Insurance)                             16,700  $   608,506
    American International Group, Inc. (Insurance)          6,616      756,291
    Anheuser Busch Cos., Inc. (Food and Beverage)          11,605      847,890
    Associates First Capital Corp., "A" (Financial
      Services)                                             8,800      360,800
    Cooper Industries, Inc. (Electrical Equipment)          7,701      381,681
    Delphi Automotive Systems Corp. (Automotive)*           8,415      165,144
    Galileo International, Inc. (Business Services)         5,400      243,000
    Goldman Sachs Group, Inc. (Financial Institution)*        500       33,969
    Hewlett-Packard Co. (Business Machines)                 6,400      603,600
    McDonalds Corp. (Restaurants)                          21,030      809,655
    Newell Rubbermaid, Inc. (Consumer Goods
      and Services)                                         8,409      340,565
    Pharmacia & Upjohn, Inc. (Pharmaceuticals)              6,392      354,356
    Philip Morris Cos., Inc. (Tobacco)                     15,879      612,334
    Raytheon Co., "A" (Defense Electronics)                 8,100      538,144
    ReliaStar Financial Corp. (Insurance)                  15,531      645,507
    Rite Aid Corp. (Retail)                                 9,031      225,775
    Xerox Corp. (Office Equipment)                         13,073      734,539
    Young & Rubicam, Inc. (Advertising)                     4,700      179,775
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $ 8,441,531
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $44,096,621)                        $46,061,763
------------------------------------------------------------------------------
Rights
------------------------------------------------------------------------------
    Telefonica de Espana (Spain) (Utilities -
      Telephone)* (Identified Cost, $15,510)               17,990  $    16,503
------------------------------------------------------------------------------
Warrants*
------------------------------------------------------------------------------
    Vivendi (France) (Utilities - Water)
      (Identified Cost, $830)                               1,450  $     3,129
------------------------------------------------------------------------------
Short-Term Obligations - 5.3%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Bank Consolidated Discount
      Note, due 6/01/99, at Amortized Cost               $  2,570  $ 2,570,000
------------------------------------------------------------------------------
Other Short-Term Obligations - 8.9%
------------------------------------------------------------------------------
                                                           SHARES
------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $4,280,901)                     4,280,901  $ 4,280,901
------------------------------------------------------------------------------
Total Investments (Identified Cost, $50,963,862)                   $52,932,296
Other Assets, Less Liabilities - (9.4)%                             (4,559,095)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $48,373,201
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
MAY 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $50,963,862)         $52,932,296
  Foreign currency, at value (identified cost, $95,616)             93,622
  Cash                                                               6,762
  Receivable for Fund shares sold                                  103,722
  Receivable for investments sold                                  263,531
  Interest and dividends receivable                                159,238
  Deferred organization expenses                                     8,042
                                                              ------------
      Total assets                                             $53,567,213
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                           $    60,955
  Collateral for securities loaned, at value                     4,280,901
  Payable for investments purchased                                759,792
  Payable to affiliates -
    Management fee                                                   5,349
    Shareholder servicing agent fee                                    549
    Distribution and service fee                                    26,959
    Administrative fee                                                  89
  Accrued expenses and other liabilities                            59,418
                                                              ------------
      Total liabilities                                        $ 5,194,012
                                                               -----------
Net assets                                                     $48,373,201
                                                               ===========

Net assets consist of:
  Paid-in capital                                              $43,934,722
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 1,970,844
  Accumulated net realized gain on investments and foreign
    currency transactions                                        2,480,606
  Accumulated net investment loss                                  (12,971)
                                                               -----------
      Total                                                    $48,373,201
                                                               ===========

Shares of beneficial interest outstanding                       2,695,313
                                                                =========

Class A shares:
  Net asset value and redemption price per share
    (net assets of $22,287,222 / 1,236,344 shares of
     beneficial interest outstanding)                            $18.03
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $18.93
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $23,481,753 / 1,312,250 shares of
    beneficial interest outstanding)                             $17.89
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $2,545,105 / 143,449 shares of beneficial
    interest outstanding)                                        $17.74
                                                                 ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $59,121 / 3,270 shares of beneficial
    interest outstanding)                                        $18.08
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
---------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 1999
---------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                               $    149,186
    Dividends                                                                   780,707
    Foreign taxes withheld                                                      (78,333)
                                                                           ------------
      Total investment income                                              $    851,560
                                                                           ------------
  Expenses -
    Management fee                                                         $    400,986
    Trustees' compensation                                                        6,648
    Shareholder servicing agent fee                                              45,252
    Distribution and service fee (Class A)                                       88,435
    Distribution and service fee (Class B)                                      216,260
    Distribution and service fee (Class C)                                       17,781
    Administrative fee                                                            5,172
    Custodian fee                                                                47,034
    Registration fees                                                            36,071
    Printing                                                                     26,764
    Postage                                                                      14,440
    Auditing fees                                                                36,144
    Legal fees                                                                    2,066
    Amortization of organization expenses                                         5,145
    Miscellaneous                                                                34,732
                                                                           ------------
      Total expenses                                                       $    982,930
    Fees paid indirectly                                                         (6,191)
                                                                           ------------
      Net expenses                                                         $    976,739
                                                                           ------------
        Net investment loss                                                $   (125,179)
                                                                           ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                $  2,586,194
    Foreign currency transactions                                               (12,914)
                                                                           ------------
      Net realized gain on investments and foreign currency transactions   $  2,573,280
                                                                           ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                            $ (3,721,834)
    Translation of assets and liabilities in foreign currencies                   4,568
                                                                           ------------
      Net unrealized loss on investments and foreign currency translation  $ (3,717,266)
                                                                           ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                         $ (1,143,986)
                                                                           ------------
          Decrease in net assets from operations                           $ (1,269,165)
                                                                           ============

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        1999                  1998
----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                             $   (125,179)         $   (173,845)
  Net realized gain on investments and foreign currency
    transactions                                                     2,573,280             3,556,834
  Net unrealized gain (loss) on investments and foreign
    currency translations                                           (3,717,266)            2,571,252
                                                                  ------------          ------------
      Increase (decrease) in net assets from operations           $ (1,269,165)         $  5,954,241
                                                                  ------------          ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                        $   (301,721)         $   (450,497)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (408,082)             (568,428)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                             (29,382)              (11,433)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                              (1,045)                  (67)
  In excess of net investment income (Class A)                            --                 (94,237)
  In excess of net investment income (Class B)                            --                 (45,813)
  In excess of net investment income (Class C)                            --                  (1,657)
  In excess of net investment income (Class I)                            --                     (24)
                                                                  ------------          ------------
      Total distributions declared to shareholders                $   (740,230)         $ (1,172,156)
                                                                  ------------          ------------
Net increase in net assets from Fund share transactions           $ 15,478,510          $    711,945
                                                                  ------------          ------------
        Total increase in net assets                              $ 13,469,115          $  5,494,030
Net assets:
  At beginning of period                                            34,904,086            29,410,056
                                                                  ------------          ------------
At end of period (including accumulated net investment loss
  of $12,971 and $15,642, respectively)                           $ 48,373,201          $ 34,904,086
                                                                  ============          ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                              1999              1998              1997             1996*
-----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $19.01            $16.32            $15.98            $15.00
                                                              ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                                $ --              $(0.05)           $ 0.11            $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions              (0.64)             3.45              0.35              0.90
                                                              ------            ------            ------            ------
      Total from investment operations                        $(0.64)           $ 3.40            $ 0.46            $ 1.01
                                                              ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                  $ --              $ --              $(0.08)           $(0.03)
  From net realized gain on investments and foreign
    currency transactions                                      (0.34)            (0.59)            (0.04)             --
  In excess of net investment income and foreign
    currency transactions                                       --               (0.12)             --                --
                                                              ------            ------            ------            ------
      Total distributions declared to shareholders            $(0.34)           $(0.71)           $(0.12)           $(0.03)
                                                              ------            ------            ------            ------
Net asset value - end of period                               $18.03            $19.01            $16.32            $15.98
                                                              ======            ======            ======            ======
Total return(+)                                              (3.45)%            21.77%             2.88%             6.71%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   2.11%             2.22%             2.39%             2.52%+
  Net investment income (loss)                                 0.02%           (0.28)%             0.72%             1.04%+
Portfolio turnover                                               89%              158%               89%               29%
Net assets at end of period (000 omitted)                    $22,287           $15,087           $13,425           $11,950

  * For the period from the commencement of investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                              1999              1998              1997             1996*
-----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $18.96            $16.27            $15.94            $15.00
                                                              ------            ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                                $(0.10)           $(0.14)           $ 0.03            $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions              (0.63)             3.47              0.34              0.90
                                                              ------            ------            ------            ------
      Total from investment operations                        $(0.73)           $ 3.33            $ 0.37            $ 0.95
                                                              ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                  $ --              $ --              $ --              $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                      (0.34)            (0.59)            (0.04)             --
  In excess of net investment income and foreign
    currency transactions                                       --               (0.05)             --                --
                                                              ------            ------            ------            ------
      Total distributions declared to shareholders            $(0.34)           $(0.64)           $(0.04)           $(0.01)
                                                              ------            ------            ------            ------
Net asset value - end of period                               $17.89            $18.96            $16.27            $15.94
                                                              ======            ======            ======            ======
Total return                                                 (3.89)%            21.26%             2.33%             6.37%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   2.61%             2.72%             2.94%             3.11%+
  Net investment income (loss)                               (0.55)%           (0.79)%             0.18%             0.49%+
Portfolio turnover                                               89%              158%               89%               29%
Net assets at end of period (000 omitted)                    $23,482           $18,987           $15,749           $13,641

  * For the period from the commencement of investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                     1999              1998             1997*
------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $18.80            $16.19            $16.02
                                                                     ------            ------            ------
Income from investment operations# -
  Net investment income (loss)                                       $(0.09)           $(0.10)           $ 0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                     (0.63)             3.39              0.21
                                                                     ------            ------            ------
      Total from investment operations                               $(0.72)           $ 3.29            $ 0.33
                                                                     ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                         $ --              $ --              $(0.12)
  From net realized gain on investments and foreign currency
    transactions                                                      (0.34)            (0.59)            (0.04)
  In excess of net investment income and foreign currency
    transactions                                                       --               (0.09)             --
                                                                     ------            ------            ------
      Total distributions declared to shareholders                   $(0.34)           $(0.68)           $(0.16)
                                                                     ------            ------            ------
Net asset value - end of period                                      $17.74            $18.80            $16.19
                                                                     ======            ======            ======
Total return                                                        (3.87)%            21.15%             2.09%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          2.59%             2.71%             2.64%+
  Net investment income (loss)                                      (0.49)%           (0.61)%             0.80%+
Portfolio turnover                                                      89%              158%               89%
Net assets at end of period (000 omitted)                            $2,545              $824              $235

  * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                     1999              1998             1997*
------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $18.95            $16.32            $15.71
                                                                     ------            ------            ------
Income from investment operations# -
  Net investment income                                              $ 0.07            $ 0.06            $ 0.16
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                     (0.60)             3.37              0.45
                                                                     ------            ------            ------
      Total from investment operations                               $(0.53)           $ 3.43            $ 0.61
                                                                     ------            ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                     $(0.34)           $(0.59)           $ --
  In excess of net investment income and foreign currency
    transactions                                                       --               (0.21)             --
                                                                     ------            ------            ------
      Total distributions declared to shareholders                   $(0.34)           $(0.80)           $ --
                                                                     ------            ------            ------
Net asset value - end of period                                      $18.08            $18.95            $16.32
                                                                     ======            ======            ======
Total return                                                        (2.88)%            22.08%             3.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.59%             1.64%             1.89%+
  Net investment income                                               0.40%             0.33%             2.33%+
Portfolio turnover                                                      89%              158%               89%
Net assets at end of period (000 omitted)                               $59                $6            $ --

 * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund had an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At May 31, 1999, the value of securities loaned was $4,127,643. These loans were collateralized by cash of $4,280,901. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 1999, $28,598 and $99,252 were reclassified from accumulated net realized gain on investments and foreign currency transactions and paid-in capital, respectively to accumulated undistributed net investment loss, due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% up to $500 million in net assets, after which the rate is reduced to 0.90%.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,304 for the year ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $30,236 for the year ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,440 for the year ended May 31, 1999. Fees incurred under the distribution plan during the year ended May 31, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,608 and $221 for Class B and Class C shares, respectively, for the year ended May 31, 1999. Fees incurred under the distribution plan during the year ended May 31, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1999, were $167, $72,691, and $1,672 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $47,625,229 and $33,768,063, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $51,112,756
                                                                  -----------
Gross unrealized appreciation                                     $ 3,829,028
Gross unrealized depreciation                                      (2,009,488)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,819,540
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                               YEAR ENDED MAY 31, 1999          YEAR ENDED MAY 31, 1998
                                     ---------------------------------   ------------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               2,407,294   $     44,428,290        464,915   $     8,316,277
Shares issued to shareholders in
  reinvestment of distributions              15,602            283,963         31,181           488,613
Shares reacquired                        (1,980,038)       (36,681,341)      (525,443)       (9,254,269)
                                      -------------   ----------------    -----------   ---------------
    Net increase (decrease)                 442,858   $      8,030,912        (29,347)  $      (449,379)
                                      =============   ================    ===========   ===============

Class B Shares
                                               YEAR ENDED MAY 31, 1999          YEAR ENDED MAY 31, 1998
                                     ---------------------------------   ------------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               1,079,430   $     19,996,186        382,384   $     6,745,390
Shares issued to shareholders in
  reinvestment of distributions              20,024            362,645         33,907           530,985
Shares reacquired                          (788,680)       (14,733,069)      (382,617)       (6,634,549)
                                      -------------   ----------------    -----------   ---------------
    Net increase                            310,774   $      5,625,762         33,674   $       641,826
                                      =============   ================    ===========   ===============

Class C Shares
                                               YEAR ENDED MAY 31, 1999          YEAR ENDED MAY 31, 1998
                                     ---------------------------------   ------------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                 761,163   $     13,730,404         58,848   $     1,059,923
Shares issued to shareholders in
  reinvestment of distributions               1,506             27,057            789            12,254
Shares reacquired                          (663,041)       (11,987,865)       (30,361)         (558,286)
                                      -------------   ----------------    -----------   ---------------
    Net increase                             99,628   $      1,769,596         29,276   $       513,891
                                      =============   ================    ===========   ===============

Class I Shares
                                               YEAR ENDED MAY 31, 1999          YEAR ENDED MAY 31, 1998
                                     ---------------------------------   ------------------------------
                                             SHARES             AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                   3,003   $         54,006            358   $         6,503
Shares issued to shareholders in
  reinvestment of distributions                  57              1,045              5                88
Shares reacquired                              (129)            (2,811)           (53)             (984)
                                      -------------   ----------------    -----------   ---------------
    Net increase                              2,931   $         52,240            310   $         5,607
                                      =============   ================    ===========   ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended May 31, 1999, was $334. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of
MFS International Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth & Income Fund, including the schedule of portfolio investments as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth & Income Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                                       /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 9, 1999

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $630,411 AS A CAPITAL GAIN DIVIDEND.

MFS(R) INTERNATIONAL GROWTH AND INCOME FUND
TRUSTEES                                                   SECRETARY
Richard B. Bailey* - Private Investor;                     Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                  ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                           CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive              State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                   AUDITORS
                                                           Ernst & Young LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                       INVESTOR INFORMATION
                                                           For MFS stock and bond market outlooks,
William J. Poorvu - Adjunct Professor, Harvard             call toll free: 1-800-637-4458 anytime from
University Graduate School of Business                     a touch-tone telephone.
Administration
                                                           For information on MFS mutual funds, call your
Charles W.Schmidt - Private Investor                       financial adviser or, for an information kit, call
                                                           toll free: 1-800-637-2929 any business day from 9
Arnold D. Scott* - Senior Executive                        a.m. to 5 p.m. Eastern time (or leave a message
Vice President, Director, and Secretary,                   anytime).
MFS Investment Management
                                                           INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                       MFS Service Center, Inc.
Executive Officer, and Director,                           P.O. Box 2281
MFS Investment Management                                  Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant                   For general information, call toll free:
                                                           1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                    8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                      For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                         a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                   your phone must be equipped with a
500 Boylston Street                                        Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                           For share prices, account balances, and exchanges,
DISTRIBUTOR                                                call toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                      WORLD WIDE WEB
                                                           www.mfs.com
PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) INTERNATIONAL GROWTH                                         ------------
AND INCOME FUND                                                       BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MGI-3  7/99  10M  87/287/387/887